                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2001

                             OAKHURST COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                          0-19450                    25-1655321
(State or other jurisdiction of     (Commission file number)          (IRS Employer
       Incorporation)                                               Identification No.)

   2751 Centerville Road Suite 3131
          Wilmington, Delaware                                             19803
(Address of principal executive offices)                                 (Zip code)

                                 (817) 416-0717
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On November 1, 2001, the Board of Directors approved a change in the Company's fiscal year-end from February 28/29 to December 31. The Company will file a Transition Report on Form 10-K for the transition period from March 1, 2001 through December 31, 2001 on or before March 31, 2002.

                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 12, 2001                  OAKHURST COMPANY, INC.

                                            By: /s/ Maarten D. Hemsley
                                               --------------------------------
                                                    Maarten D. Hemsley
                                                  Chief Financial Officer